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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITOR



We consent to the incorporation by reference in the Registration Statement (Form S-8) of Digex, Incorporated of our reports dated April 23, 1999, with respect to the financial statements and schedules of Digex, Incorporated included in Amendment No. 4 to Digex, Incorporated's Registration Statement (Form S-1), filed with the Securities and Exchange Commission.

                                    /s/ Ernst & Young LLP

Tampa, Florida
July 27, 1999